Longboard MANAGED FUTURES STRATEGY Fund

(the “Fund”)

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Supplement dated December 19, 2023

to the Fund’s Prospectus

dated October 1, 2023

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

The following replaces in its entirety the consolidated financial highlights for Class I shares under the heading “Consolidated Financial Highlights” on page 29 of the Prospectus:

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.
Class I	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
Net asset value, beginning of year	$ 10.56	$ 10.29	$ 9.52	$ 9.35	$ 10.74
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.29)	(0.28)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	0.20	0.92	1.31	0.35	(1.23)
Total from investment operations	0.04	0.63	1.03	0.17	(1.39)
Less distributions from:
Net investment income	(0.29)	(0.36)	(0.26)	-	-
Net realized gains	-	-	-	-	(0.00)(4)
Total distributions	(0.29)	(0.36)	(0.26)	-	(0.00)(4)
Net asset value, end of year	$ 10.31	$ 10.56	$ 10.29	$ 9.52	$ 9.35
Total return(2)	0.48%	6.53%	11.23%	1.82%	(12.91)%
Net assets, at end of year (000s)	$ 30,366	$ 38,861	$ 41,668	$ 74,029	$ 149,314
Ratio of total expenses to average net assets	2.99%	2.99%	2.99%	2.99%	2.94%
Ratio of net investment loss to average net assets	(1.59)%	(2.98)%	(2.95)%	(1.86)%	(1.59)%
Portfolio turnover rate(3)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.
(4)	Amounts represents less than $0.005 per share.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.